Exhibit 99.1

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-K.

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF STILLWATER MINING COMPANY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-K for the period ended December 31, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Stillwater Mining Company (the “Company”) hereby certifies that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2003,

/s/ Francis R. McAllister

Francis R. McAllister
Chairman and Chief Executive Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure statement.

CERTIFICATION OF
PRINCIPAL ACCOUNTING OFFICER
OF STILLWATER MINING COMPANY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Form 10-K for the period ended December 31, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Stillwater Mining Company (the “Company”) hereby certifies that, to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2003,

/s/ Thomas T. Angelos

Thomas T. Angelos
Controller and Principal Accounting Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure statement.